BioSpecifics

TECHNOLOGIES CORP.

Corporate Presentation

October 2009

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical facts are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives of management for future operations, any statements concerning proposed new products or licensing or collaborative arrangements, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as "may," "will," "expects," "plans," "anticipates," estimates," "potential," or "continue" or the negative thereof or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct, and actual results could differ materially from those projected or assumed in the forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including but not limited to the risk factors set forth in our Form 10-K. All forward-looking statements and reasons that results may differ included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements or reasons why actual results might differ.

Highlights

- Develops and commercializes collagenase-based products
  - Collagenase is an enzyme that breaks down collagen
  - Over 2200 patients treated; tested in 11 indications
- Partnered with Auxilium for development of injectable collagenase (XIAFLEX™)*
  - Low double digit royalties; markup on COGS
  - Additional payments to come from Auxilium-Pfizer EU development and commercial partnership
- Lead indications for XIAFLEX™
  - **Dupuytren's Disease** –BLA accepted with priority review;
  - Unanimous FDA Advisory Committee Vote for Approval (12/0)
  - **Peyronie's Disease** –Anticipated Phase 2b results by Dec. 2009
  - **Frozen shoulder** – Completed Phase 2a
- Expect sufficient cash to fund operations through first half of 2012

* Trademark of Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

Deep Product Pipeline


Indications
Phase 1
Phase 2
Phase 3
Marketing
Dupuytren's Disease
Peyronie's Disease
Frozen Shoulder
Lipoma
Cellulite

BioSpecifics

Auxilium XIAFLEX™ Development and Commercialization Partnership

- $15.4 million received to date
- Future milestones for:
  - Additional indications
  - Regulatory submissions and approvals in US or EU
  - Percentage of sub-licensing fees
- Future low double digit royalties as % of worldwide net sales
  - Includes sub-licensees
  - Flat rate, no tiering
  - Additional markup on COGS

Auxilium – Pfizer Partnership for XIAFLEX™ in Europe

- Pfizer responsible for marketing XIAFLEX for Dupuytren's disease and Peyronie's disease in 27 member countries of European Union and 19 other European and Eurasian countries
- $6.375 million upfront payment paid by Auxilium to BioSpecifics
- BioSpecifics to receive:
  - 8.5% of the $410 million in additional potential future milestone payments paid to Auxilium
    - $150 million regulatory, $260 million sales
    - Additive to milestones due under Auxilium partnership
  - Low double digit royalties and COGS markup independent of indication, territory, sales volume and whether Pfizer or Auxilium sells product

Dupuytren's Disease

BioSpecifics
TECHNOLOGIES CORP

Dupuytren's Disease

- Formation of a collagen cord in the palm that contracts and limits range of motion of fingers
  - May cause dysfunction
- Surgery is current treatment, but unattractive option
  - Painful
  - General anesthesia required
  - Unpredictable results and complications
    - One month recovery
    - High recurrence rate



Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Dupuytren's Disease
Collagenase: Restores Normal Motion






Skin
Subcutaneous Fat
Dupuytren's Cord
Deep Fat
Collagenase + Diluent
Flexor Tendon
Metacarpal



Dupuytren's Disease
Collagenase: Treatment Advantages

- No anesthesia required
- Minimally invasive
- Office procedure

Pre-treatment



Post-treatment



Dupuytren's Disease
Commercial Potential

- Market size
  - Prevalence in US and Europe:
    - 3-6% of population ~ 13.5-27 million
  - Patients seeking treatment: 1 million annually
  - Potential annual candidates: over 240,000
- Surgeons highly receptive
  - Physician surveys show potential use in 76% of medical/surgical candidates
- Price will be benchmarked to surgery (approximately $5,000 in U.S. – equates to $1,600 per vial)

Source: Auxilium Pharmaceuticals

Dupuytren's Disease
BioSpecifics Phase 3 Study Results

	Injectable Collagenase	Placebo	P - value
Primary Endpoint	21/23 (91%)	0/12	< .001
▸ **MP Joint**	12/14 (86%)	0/7	< .001
▸ **PIP Joint**	9/9 (100%)	0/5	< .001
Secondary Joint	5/6 (83%)	0/3	.035
Median Time to Success	8 days	N/A	

Sources: Auxilium Pharmaceuticals
Badalamente, M. et al. *Journal of Hand Surgery*, 2007, 32A: 767-774

Dupuytren's Disease
BioSpecifics Phase 3 Study – Other Findings

- Adverse events
  - No serious adverse events reported
  - Adverse events were mild to moderate, mostly local reactions
    - Resolved within a mean of 3 weeks
  - No reports of loss of sensation or infections; no skin grafts required
- 87% (54/62) joints achieved clinical success in the study and its open label extension
- Recurrence rates
  - 3 of 54 joints followed for 1 year (6%)
  - 5 of 27 joints followed for 2 years (18%)
  - 27 – 80% for surgery

Sources: Auxilium Pharmaceuticals
Badalamente, M. et al. *Journal of Hand Surgery*, 2007, 32A: 767-774

BioSpecifics TECHNOLOGIES CORP

Dupuytren's Disease
Auxilium's Phase 3 Top-Line Results

- Overview
  - Primary endpoint: reduction in contracture to within 0-5° of normal
  - Primary and secondary endpoints were met with high statistical significance in Phase 3 trials
- Results
  - Cord I (**306** patients) in 16 US centers;
    - 203 patients received XIAFLEX and 103 received placebo
      - **64%** of XIAFLEX patients met primary endpoint vs. **6.8%** for placebo; $p<0.001$
    - Results published in *New England Journal of Medicine* 9/3/09
  - Cord II (**66** patients) 5 Australian centers
    - 45 patients received XIAFLEX and 21 received placebo
      - **44%** of XIAFLEX patients met primary endpoint vs. **4.8%** for placebo; $p<0.001$
- Recurrence: 6.7% after 12 months

Source: Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

Dupuytren's Disease
Phase 3 SAEs

- Tendon rupture*
- Ligament damage flexion pulley rupture
- Tendonitis/ Hypertrophic tendonitis
- Deep vein thrombosis
- Complex regional pain syndrome
- Finger deformity/ Boutonniere deformity
- Proliferation of Dupuytren's
- Sensory disturbance of hand

Source: Auxilium Pharmaceuticals

*3 cases tendon rupture, all other SAEs 1 case

Dupuytren's Disease
Common Adverse Events

- Peripheral edema 76%
- Contusion 51%
- Injection site pain 39%
- Injection site hemorrhage 35%

- No correlation observed between AEs and antibody titers

Source: Auxilium Pharmaceuticals

Dupuytren's Disease
Proposed Risk Management Plan

Risk Assessment:

- Routine pharmacoviligence
  - Standard follow-up questionnaire to obtain safety information about tendon or ligament ruptures.
  - Aggregate review of AEs monthly for first year, then quarterly

Risk Minimization:

- Labeling
  - XIAFLEX "should be administered by a healthcare professional experienced in the treatment" of Dupuytren's disease
  - Injection of XIAFLEX "into collagen containing structures may result in damage to those structures, & possible permanent injury such as tendon rupture or ligament damage."
  - "Rarely, damage or rupture of the tendon in the treated finger can occur. This may result in trouble bending your finger fully and may require surgical repair."
- Education of healthcare professionals
  - CD-ROM & manual for proper injection technique & finger extension procedure.
- Restricted distribution program (self-attestation prior to receiving XIAFLEX)

Source: FDA briefing document for September 16, 2009 Advisory Committee Meeting

BioSpecifics

Dupuytren's Disease
Development Pathway and Pre-Launch Activities

- Unanimous FDA Advisory Committee Vote for Approval (12-0) on 9/16/2009
- Anticipated development milestones
  - Potential MAA filing by Pfizer in EU in 2010
- Auxilium pre-launch activities
  - Gearing up for U.S. launch 60 days post-approval
  - 75-100 planned sales representatives contingent on approval
- 2-5 year observational follow-up study ongoing to assess durability/progression

Source: Auxilium Pharmaceuticals

Peyronie's Disease

Peyronie's Disease

- Excess of inelastic collagen causes penis curvature; distorts erection
- Affects over one million individuals worldwide
- Sexual dysfunction may result
- No current effective pharmaceutical therapies



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

Peyronie's Disease – Current Surgical Treatment

- Painful
- General anesthesia required
- Mixed results
- Penis shortens
- Resistance by surgeons and patients

Peyronie's Disease Market Size

- 475,000 patients seeking treatment annually in the US and Europe
- Over 210,000 potential candidates annually
- Market research shows 90% of US based urologists would use collagenase injection to avoid or delay surgery

Source: Auxilium Pharmaceuticals

Peyronie's Disease
BioSpecifics Phase 2a Clinical Study

- Study design
  - 49 patients assigned to placebo or one of the three dosages depending upon disease severity
  - One treatment
- Statistically significant reduction of angle of penile curvature
  - p<0.007 for 3 pooled arms of study

BioSpecifics TECHNOLOGIES CORP

Peyronie's Disease
Open Label Study Results
(Protocol 1030)

- N=25
- 1st series of 3 injections given over 7-10 days
- Promising results
  - 52% rated as very much improved or much improved by investigator at 9 months post 2nd series
  - 61% improvement in VAS question on sex life
  - 52% met criteria for decrease in plaque length p=.0073 (Paired T Test)
- Adverse events include bruising and tear of tunica
- Results published in January 2008 *Journal of Sexual Medicine*

Peyronie's Disease
Open Label Study Results
(Protocol 1035)

- Parameters
  - N=10
  - 1st series of 3 injections administered over one week
  - 2nd and 3rd series administered 6 weeks apart
  - Baseline deviation angle average 50.2 degrees
- Promising results
  - 9 month post 1st series 25% or greater reduction in deviation angle achieved in 89% (8/9 patients) of patients who completed the follow up schedule
  - 67% (6/9 patients) rated as very much improved or much improved at 9 month follow-up

Source: Auxilium Pharmaceuticals

Peyronie's Disease
Phase 2b Clinical Study

- Enrollment complete
- Study design
  - 120+ patients assigned to 3:1 XIAFLEX™ to placebo
  - 1:1 remodeling or none
  - 11 US sites
  - 2 injections weekly every 6 weeks
  - Max of 6 injections
  - Validation of methodology for assessment
- Phase 2b results expected by December 2009; Phase 3 studies expected to begin in 2010

Source: Auxilium Pharmaceuticals

BioSpecifics

Frozen Shoulder

Frozen Shoulder

- Inflammation and thickening of the shoulder capsule
- Trauma or unknown causes
- Affects between 20-50 million worldwide
- 700,000 patients visit doctors annually in U.S.
- Occurs in patients ages 40-70
- About 15% patients bilateral
- Current therapies include manipulation: painful and requires general anesthesia



Source: Auxilium Pharmaceuticals

BioSpecifics

Frozen Shoulder
Phase 2 Dose Response Study Results



Active elevation change from baseline at the 30-day visit
Mean Degree
40
30
20
10
0
n=15
n=16
p=0.19
n=15
p=0.25
n=14
p=0.02
0 kU
2.5 kU
5.0 kU
10 kU
Dose

BioSpecifics

Frozen Shoulder
Pre/Post Treatment



Pre-treatment



Post-treatment

Corporate Summary

Intellectual Property

- Peyronie's and Dupuytren's Diseases have Orphan Drug designation status
  - 7 year exclusivity after commercialization
- Manufacturing and composition patent pending, if issued royalties until 2027
- Royalty stream protected by pending patent claim
- BioSpecifics owns or controls patents covering:
  - Peyronie's Disease
  - Dupuytren's Disease
  - Wound healing
  - Improved debridement
  - Removal of adipose tissue
  - Other patents pending

Financial Highlights

- $9.3 million in cash as of 6/30/09
- 2008 net income of $3.7 million or $0.55 per diluted share.
- 2Q 2009 net loss of $88,000 or $0.01 per basic and diluted share.

BioSpecifics
TECHNOLOGIES CORP

Upcoming Milestones

- Dupuytren's Disease
  - ☑ BLA accepted with Priority Review
  - ☑ 12 month Dupuytren's disease safety data presented at ASSH
  - ☑ FDA Advisory Committee unanimous vote for approval (12-0)
  - ☐ U.S. commercial launch 60 days after approval
  - ☐ Pfizer anticipated to file MAA in Europe in 2010
- Peyronie's Disease
  - ☐ Announce Phase 2b results in December 2009
  - ☐ Begin global Phase 3 trial(s) in 2010

Source: Auxilium Pharmaceuticals

Highlights

- Develops and commercializes collagenase-based products
  - Collagenase is an enzyme that breaks down collagen
  - Over 2200 patients treated; tested in 11 indications

- Partnered with Auxilium for development of injectable collagenase (XIAFLEX™)*
  - Low double digit royalties; markup on COGS
  - Additional payments to come from Auxilium-Pfizer EU development and commercial partnership

- Lead indications for XIAFLEX™
  - **Dupuytren's Disease** –BLA accepted with priority review;
  - Unanimous FDA Advisory Committee Vote for Approval (12/0)
  - **Peyronie's Disease** –Anticipated Phase 2b results by Dec. 2009
  - **Frozen shoulder** – Completed Phase 2a

- Expect sufficient cash to fund operations through first half of 2012

* Trademark of Auxilium Pharmaceuticals

BioSpecifics TECHNOLOGIES CORP

BioSpecifics

TECHNOLOGIES CORP.